UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2006

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3125 Myers Street, Riverside, California    92503-5527

(Address of principal executive offices)

Registrant’s telephone number, including area code    (951) 351-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

 Item 2.02.             Results of Operations and Financial Condition.

On December 7, 2006, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting results of the Company for its second quarter ended October 29, 2006.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

On December 7, 2006, the Company will hold an investor conference call to disclose financial results for the second quarter ended October 29, 2006.  The Supplemental Information for this conference call is attached and incorporated by reference herein as Exhibit 99.2.  All information in the Supplemental Information package is presented as of the date or for the period specified therein, and the Company does not assume any obligation to correct or update said information in the future.

The information in this Current Report on Form 8-K, including the exhibits included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

 Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits:

99.1	News release of Fleetwood Enterprises, Inc. dated December 7, 2006.

99.2	Supplemental Information (unaudited) prepared for use in connection with the financial results for the second quarter ended October 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: December 7, 2006

	By	/s/ Boyd R. Plowman
Boyd R. Plowman

Executive Vice President,
Chief Financial Officer

Index to Exhibits

99.1	News release of Fleetwood Enterprises, Inc. dated December 7, 2006.

99.2	Supplemental Information prepared for use in connection with the financial results for the second quarter ended October 29, 2006.